Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

U.S. Bank National Association, Cayman Islands Branch, as trustee for the TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-23

c/o Royal Bank of Canada Trust Company (Cayman) Limited;
Royal Bank Building, 4th Floor,
24 Shedden Road,
George Town
P.O. Box 1586 GT
Grand Cayman
Cayman Islands
cc: Ambac Assurance Corporation

Telephone:    (212) 815-8388
Facsimile:      (212) 815-4803

AMENDED AND RESTATED TRANSACTION

Dear Sirs:

The purpose of this letter agreement (this "Amended Confirmation") is to amend and restate, as of November 19, 2008, the terms and conditions of the Transaction originally entered into between Citigroup Global Markets Holdings Inc. (“Citigroup”) and U.S. Bank National Association, Cayman Islands Branch, as trustee for the TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-23 (the "Trustee") on the Original Trade Date specified below (the "Transaction").

1. General. Reference is hereby made to the TIERS® Certificates Base Trust Agreement dated December 3, 2003 (the “Base Trust Agreement”) as supplemented by the Series S&P 2003-23 Supplement, dated December 3, 2003, (the “Series Supplement” and, collectively with the Base Trust Agreement, as amended from time to time, the “Trust Agreement”) each between Structured Products Corp., as depositor, and U.S. Bank National Association, Cayman Islands Branch, as trustee, for the issuance of the TIERS® Principal-Protected Minimum Return Asset Backed Trust Certificates, Series S&P 2003-23, having an initial aggregate principal amount of USD 217,500,000 (the “Certificates”). The 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

Any capitalized term used herein and not otherwise defined in this Confirmation, the Definitions or the Master Agreement, shall have the meaning set forth with respect to such term in the Trust Agreement.

This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement and Schedule thereto, each dated as of December 3, 2003, as amended and supplemented from time to time (collectively, the "Master Agreement"), between Citigroup and the Trustee. All provisions contained in the Master Agreement govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.

Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

THIS CONFIRMATION WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, PROVIDED

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

THAT THIS PROVISION WILL BE SUPERSEDED BY ANY CHOICE OF LAW PROVISION IN THE MASTER AGREEMENT.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Original Trade Date:	November 25, 2003

Original Effective Date:	December 3, 2003

Amendment Effective Date:	November 19, 2008

Scheduled Termination Date:	January 6, 2009

Fixed Amounts

Fixed Rate Payer:	Citigroup

Fixed Rate Payer Notional Amount:	An amount equal to the Principal Amount of the Certificates plus the Interest Distribution Amount less the Defeasance Amount

Fixed Rate Payer Payment Date:	Two Business Days prior to the Scheduled Termination Date

Fixed Rate Payer Payment Amount:	An amount equal to the Fixed Rate Payer Notional Amount

Additional Fixed Rate Payer Payment Date I	The Original Effective Date

Additional Fixed Rate Payer Payment Amount I

On the Original Effective Date:

(i) USD 28,391,680.13 (of which USD 19,587,926.30 was used to purchase Additional ABS Securities), and

(ii) USD 10,875,000, which equals five percent (5%) of the Fixed Rate Payer Notional Amount

Additional Fixed Rate Payer Payment Date II	The Scheduled Termination Date

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

Additional Fixed Rate Payer Payment Amount II

The sum of (i) the amount, if any, by which the market value of the First Former Term Assets exceeds the par amount of the First Former Term Assets, (ii) the amount, if any, by which the market value of the Second Former Term Assets exceeds the par amount of the Second Former Term Assets, (iii) the amount, if any, by which the market value of the Third Former Term Assets exceeds the par amount of the Third Former Term Assets, (iv) the amount, if any, by which the market value of the Fourth Former Term Assets exceeds the par amount of the Fourth Former Term Assets, (v) the amount, if any, by which the market value of the Fifth Former Term Assets exceeds the par amount of the Fifth Former Term Assets, (vi) the amount, if any, by which the market value of the Sixth Former Term Assets exceeds the par amount of the Sixth Former Term Assets, and (vii) the amount, if any, by which the market value of the Seventh Former Term Assets exceeds the par amount of the Seventh Former Term Assets, such market value in each case being determined by the Calculation Agent on the Scheduled Termination Date without taking into account any accrued interest on any of the Former Term Assets

Additional Fixed Rate Payer Payment Date III	The 15th of each month, the Swap Termination Date, and two Business Days prior to the Scheduled Termination Date

Additional Fixed Rate Payer Payment Amount III	An amount equal to the Equivalent Price Return Earnings

Floating Amounts

Floating Rate Payer	Trustee

Floating Rate Payer Notional Amount:	The proceeds received by the Trustee from the Defeasance Obligations less the Defeasance Amount

Floating Rate Payer Payment Dates:	The Scheduled Termination Date

Calculation Agent:	Citigroup, whose determination and calculations shall be binding in the absence of manifest error.

3.     For purposes of this Confirmation, each of the following terms shall have its indicated meaning:

Additional ABS Securities	Class A (2003-8) Notes, issued by MBNA Credit Card Master Note Trust.

Additional Investment Payment	The amount described in clause (ii) of the definition of Additional Fixed Rate Payer Payment Amount I

Additional Investment Securities	The investment securities purchased with the Additional Investment Payment.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

Business Days

(a) For purposes of payments from Citigroup, Business Days shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

(b) For purposes of payments from Trustee, Business Days shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

Certificateholder	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Defeasance Amount	An amount equal to the Principal Amount of the Certificates plus $19,575,000

Defeasance Obligations

Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement, as further specified in the direction letter from the Depositor to the Trustee dated November 19, 2008.

Equivalent Price Return Earnings	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Former Term Assets

The First Former Term Assets, the Second Former Term Assets, the Third Former Term Assets, the Fourth Former Term Assets, the Fifth Former Term Assets, the Sixth Former Term Assets and the Seventh Former Term Assets.

First Former Term Assets	USD 59,000,000 Class A (2003-8) Notes, issued by MBNA Credit Card Master Note Trust.

Second Former Term Assets	USD 30,000,000 Class A (2003-5) Notes issued by Capital One Multi-asset Execution Trust.

Third Former Term Assets	USD 30,000,000 Class A (2002-3) Notes, issued by MBNA Credit Card Master Note Trust.

Fourth Former Term Assets	USD 13,000,000 Class A (2002-8) Notes, issued by MBNA Credit Card Master Note Trust.

Fifth Former Term Assets	USD 60,000,000 Class A Floating Rate Credit Certificates, Series 1996-4 issued by Discover Card Master Trust I.

Sixth Former Term Assets	USD 5,000,000 Class A Master Trust Certificates, Series 2002-3 issued by Sears Credit Account Master Trust II.

Seventh Former Term Assets	USD 20,500,000 Class A (2003-3) Certificates issued by Discover Card Master Trust I

Insurance Agreement	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

Interest Distribution Amount	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Net Aggregate Term Assets and ABS Price Return Amount	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Principal Amount	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Term Assets Credit Event	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Term Assets and ABS Payment Date	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

Term Assets and ABS Price Return Amount	Shall have the meaning set forth and shall be construed in accordance with the terms and provisions of the Trust Agreement.

4. Additional Termination Event

So long as the Policy issued by Ambac Assurance Corporation (“AMBAC”) is outstanding, if at any time an Event of Default (as defined in Part 1(j) of the Schedule) has occurred, such Event of Default shall constitute an Additional Termination Event under the Master Agreement, with Citigroup as the Affected Party, and in addition to the Trustee’s right to designate an Early Termination Date with respect to all Transactions, Citigroup or AMBAC shall also be entitled to designate an Early Termination Date with respect to all Transactions under the Master Agreement as Terminated Transactions. In the event of any inconsistency between any such Early Termination Date designation received from both Citigroup and AMBAC, the designation sent by AMBAC shall apply.

5. Payments on Early Termination Date.

Notwithstanding the provisions of the Master Agreement, upon the occurrence of an Early Termination Date (as defined in the Master Agreement), other than an Early Termination Date arising due to the occurrence of a Term Assets Credit Event, the provisions of Section 6(e) of the Master Agreement shall apply; provided, that, Citigroup’s obligation to make a payment to the Trustee shall not exceed an amount (i) that is the greater of (I) 109% of the Fixed Rate Payer Notional Amount and (II) twice Citigroup’s obligations under the Master Agreement had the Early Termination Date occurred on the last date on which Citigroup had satisfied its obligations under the Insurance Agreement less (ii) the proceeds received by the Trustee from the Defeasance Obligations.

6. Reserved

7. Relationship Between Parties

Each party represents to the other party that:

(a) Non-Reliance. In the case of the Trustee, it has been directed pursuant to the Trust Agreement to enter into this Confirmation and, in the case of Citigroup, it is acting for its own account. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

(b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(d) Risk Management. It has entered into this Transaction for the purpose of (i) managing its borrowings or investments, (ii) hedging its underlying assets or liabilities or (iii) in connection with its line of business.

(e) Accredited Investor. It is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the U.S. Securities Act of 1933 (the “Securities Act”), and it is acquiring its interest in the Transaction not with a view to distribution, assignment or resale to others or fractionalization in whole or in part, subject to the requirement that the disposition of its property is within its sole discretion and control. It understands that the Transaction has not and will not be registered under the Securities Act.

8. Other Provisions

Documentation:	To be provided by Citigroup at its own expense

Documentation Legal Fees:	Each party bears own

9. Account Details

Payments to Citigroup:	JP Morgan Chase Bank New York ABA 091 000 022 Acct 1801 2116 7365 Attn: Financial Futures

Payments to the Trustee:	U.S. Bank National Association, Cayman Islands Branch 091000022 For US Bank Trust Acct# 180121167365 FFC 47300017 TIERS S&P 2003-23 77119300

10. The provisions of this Confirmation may be amended by the parties hereto provided that such amendment does not materially adversely affect the rights of the holders of the TIERS® Principal-Protected Minimum Return Asset Backed Trust Certificates, Series S&P 2003-23.

11. Citigroup agrees to perform the functions and duties as Calculation Agent specified in the Series Supplement.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

12. Citigroup Credit Support Provider:

The termination payment obligations of Citigroup under this Transaction shall be (a) insured by AMBAC pursuant to the Policy issued by AMBAC, and (b) guaranteed by the Guarantor pursuant to the Guarantee. Each of AMBAC's and the Guarantor's obligations are limited to the extent as set forth, respectively, in each of the Policy and the Guarantee. Citigroup will provide to the Trustee (a) a copy of the Policy promptly upon execution and delivery of this Confirmation by Trustee (b) a copy of the Guarantee promptly upon execution and delivery of the same by the Guarantor.

Citigroup is not AMBAC’s agent. This Transaction shall benefit from the Policy only where AMBAC has confirmed its insurance of the termination payment obligations of Citigroup to Trustee.

The Contractholder (as defined in the Insurance Agreement) is the beneficiary of the Insurance Agreement dated December 3, 2003 between Citigroup and AMBAC, and the Trustee is the beneficiary of the Guarantee.

13. Insurance Fee:	AMBAC has been and will be paid a fee by Citigroup in connection with its agreement to insure the termination payment obligations of Citigroup to the Trustee under this Transaction.
14. Amendments:

This Transaction may not be amended or modified without the prior written consent of Citigroup, the Trustee and AMBAC. Further, no amendment to this Transaction shall become effective unless and until each Rating Agency which then rates the Certificates has provided written confirmation that its then existing rating on the Certificates will not be qualified, reduced, withdrawn or suspended as a result of such amendment. Notwithstanding the foregoing, any amendment or modification to this Transaction, to the extent it is in accordance with and pursuant to Section 30 of the Series Supplement, shall not require any confirmation from any Rating Agency then rating the Certificates to become effective.

15. Transfer:

With the prior written consent of Citigroup and AMBAC, which consent shall not be unreasonably withheld, the Trustee may assign or transfer this Transaction; provided, however, that no transfer to this Transaction shall become effective unless and until each Rating Agency which then rates the Certificates has provided written confirmation that its then existing rating on the Certificates will not be qualified, reduced, withdrawn or suspended as a result of such transfer. Notwithstanding anything to the contrary contained herein or in Section 7 of the Master Agreement, the Trustee may make a transfer of all or any portion of its interest in any amount payable to it from Citigroup when Citigroup is the Defaulting Party under Section 6(e) of the Master Agreement.

16. Intention of Parties:

The parties hereby agree that it is their express intention that the Master Agreement and this Confirmation together shall constituted a “swap agreement” within the meaning of Section 101 (53B) of the Bankruptcy Code.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

17. Provisions Concerning Additional Investment Securities and Additional ABS Securities:

If the Trustee has not received a payment from Citigroup on (i) any date required under paragraph 5(a) hereof (i.e., any Early Termination Date (other than an Early Termination Date that arises due to the occurrence of a Term Assets Credit Event)) or (ii) the Fixed Rate Payer Payment Date, then the Trustee may use proceeds from the liquidation of Additional Investment Securities to satisfy such payment. Following such liquidation, all remaining Additional Investment Securities shall be transferred to Citigroup.

Upon the first date on which the Swap Counterparty satisfies all of its obligations under the Swap Agreement, all Additional Investment Securities shall be transferred to Citigroup.

All earnings on the Additional Investment Securities and all earnings on the Additional ABS Securities shall be paid to Citigroup on demand (or if no demand is made, on or about each December 31); provided that such earnings are not needed to satisfy any amounts then due from Citigroup to the Trustee hereunder.

Citigroup Global Markets Holdings Inc.
390 Greenwich Street
New York, New York 10013

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

Citigroup Global Markets Holdings Inc.

By: /s/ Geoff Richards

Authorized Signatory
Name: Geoff Richards

Accepted and confirmed as of
the Amendment Effective Date:

U.S. Bank National Association, Cayman Islands Branch
as trustee for the TIERS® Principal-Protected Minimum Return Asset Backed
Certificates Trust Series S&P 2003-23

By: /s/ Marlene Fahey

Authorized Signatory
Name:  Marlene Fahey

U.S. Bank Trust National Association,
as co-trustee for the TIERS® Principal-Protected Minimum Return Asset Backed
Certificates Trust Series S&P 2003-23

By: /s/ Marlene Fahey

Authorized Signatory
Name: Marlene Fahey

Accepted and confirmed as of
the Amendment Effective Date:
Ambac Assurance Corporation

By: /s/ Michael Gerity

Authorized Signatory
Name: Michael Gerity